SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2003

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to the management of the Asset Allocation: Diversified Growth Portfolio is deleted and replaced in its entirety with the following, effective March 29, 2004:

Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager(s) (and/or Management Team(s))	Experience
Asset Allocation: Diversified Growth Portfolio	Putnam	Global Asset Allocation Team: Jeffery L. Knight Team member

  Mr. Knight is Managing Director and Chief Investment Officer of the Global Asset Allocation Team. He joined Putnam in 1993 and is a Chartered Financial Analyst with 10 years of investment experience.

 Robert J. Kea
Team member

Mr. Kea is Senior Vice Team member President and Quantitative Analyst in the Global Asset Allocation Team. He joined Putnam in 1989 and is a Chartered Financial Analyst with 14 years of investment experience.

 Robert J. Schoen
Team member

Mr. Schoen is Senior Vice Team member President and Quantitative Analyst for the Global Asset Allocation Team. He joined Putnam in 1987 and has 12 years of investment experience.

 Bruce S. MacDonald
Team member

Mr. MacDonald is a Senior Vice President and Senior Investment Strategist of the Global Asset Allocation Team. He joined Putnam in 1998 and has 10 years of investment experience.

Dated: March 29, 2004